Purchase and Sale Agreement

BETWEEN:

BLUE EAGLE LITHIUM INC.

AND

RANGEFRONT GEOLOGICAL

DATED AS oF THE _______ DAy of APRIL, 2019

THIS AGREEMENT is dated effective April ________, 2019

BETWEEN:

RANGEFRONT CONSULTING, LLC D.B.A. RANGEFRONT GEOLOGICAL, an entity with an office at 1031 Railroad Street, Suite 102B, Elko, Nevada, 89801, USA

(“Rangefront”)

AND:

BLUE EAGLE LITHIUM INC., a company with an office at 2831 St Rose Parkway, Suite 200, Henderson, Nevada, 89052, USA

(“Blue Eagle”)

Rangefront and Blue Eagle are hereinafter referred to collectively as the “Parties”, and each, individually, as a “Party”.

WHEREAS:

(A) Rangefront has identified 50 claims in the Railroad Valley approximately 90 miles northeast of Tonopah, Nye County, Nevada (the “Claims”) as set out in Exhibit “A” attached hereto, which comprise a total parcel of 1,000 acres in Nevada, United States (the “Property”);

(B) Rangefront wishes to sell to Blue Eagle, and Blue Eagle wishes to purchase from Rangefront, all of Rangefront’s right, title and interest in the Property on terms and conditions set out herein; and

(C) the Parties have agreed that this Agreement shall supersede all previous agreements and understandings related to the Transaction with the terms, conditions and covenants set out herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree as follows:

Part 1

Interpretations

Definition

1.1 In this Agreement:

(a) “Affiliate” means any Person that controls, is controlled by, or is under common control with, a Party. For the purposes of the preceding sentence only, “control” means the right to the exercise, directly or indirectly, of more than fifty percent (50%) of the voting rights attributable to the controlled Person;

(b) “Agreement” means this Agreement for Purchase and Sale and all of the Exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof;

(c) “Applicable Law” means in relation to any person, transaction or event, all laws, statutes, regulations, directives and decisions of any governmental body having jurisdiction over such person, transaction or event;

(d) “Business Day” means any day that is not a Saturday, Sunday or statutory holiday in Elko, Nevada;

(e) “Claims” have the meaning ascribered thereto in Recital (A) hereof;

(f) “Closing” means the completion of the Transaction;

(g) “Closing Date” means 90 days from the date of the Agreement, or such other date as may be agreed to by the Parties;

(h) “Effective Date” means the date of execution of this Agreement;

(i) “Exchange” means the OTC US Exchange, or a similar, reputable Exchange;

(j) “Governmental Authority” means any Canadian or United States federal, provincial, territorial, state, regional, municipal or local government or authority, quasi-government authority, fiscal or judicial body, government or self-regulatory organization, commission, board, tribunal, organization, or any regulatory, administrative or other agency, or any political or other subdivision, department, or branch of any of the foregoing;

(k) “Person” means an individual, corporation, trust, partnership, limited liability company, contractual mining company, joint venture, unincorporated organization, firm, estate, Governmental Authority or any agency or political subdivision thereof, or other entity;

(l) “Press Release” has the meaning ascribed thereto in §9.3 hereof;

(m) “Property” has the meaning ascribed thereto in Recital (A) hereof;

(n) “Regulations” means all statutes, laws, rules, orders and regulations in effect from time to time and made by governments or governmental boards or agencies having jurisdiction over the Property, and over the operations to be conducted thereon;

(o) “Related Body Corporate” has the meaning ascribed to such term in the Corporations Act

(p) “Third Party” means a person, partnership, joint venture, corporation or other form of enterprise that is not a Party to this Agreement or an Affiliate of any such entity, and does not include a Governmental Authority;

(q) “Transaction” means the transaction to be carried out by the Parties in accordance with the terms of this Agreement and each other agreement, document or instrument executed in connection herewith, whereby Rangefront will sell to Blue Eagle the Claims in consideration of the terms, conditions, representations and warranties, and mutual covenants contained herein;

(r) “Wholly Owned Affiliate” means an Affiliate of a Party that is wholly-owned by such Party or such Party’s parent company or companies; and

Interpretation

1.2 For the purposes of this Agreement, except as otherwise expressly provided herein:

(a) the words “herein”, “hereof”, and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Part, clause, subclause or other subdivision or Exhibit;

(b) a reference to a Part means a Part of this Agreement and the symbol § followed by a number or some combination of numbers and letters refers to the section, paragraph or subparagraph of this Agreement so designated;

(c) the headings are for convenience only, do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any of its provisions;

(d) the word “including”, when following a general statement, term or matter, is not to be construed as limiting such general statement, term or matter to the specific items or matters set forth or to similar items or matters (whether or not qualified by non-limiting language such as “without limitation” or “but not limited to” or words of similar import) but rather as permitting the general statement or term to refer to all other items or matters that could reasonably fall within its possible scope;

(e) where the phrase “to the knowledge of” or phrases of similar import are used in respect of the parties, it will be a requirement that the party in respect of who the phrase is used will have made such due inquiries as is reasonably necessary to enable such party to make the statement or disclosure;

(f) a reference to currency means currency of the United States of America; and

(g) words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa.

Exhibits

1.3 The following Exhibits are attached hereto and made part of this Agreement:

(a) Exhibit “A” – Property

(b) Exhibit “B” - Wire Details for Staking (Rangefront)

(c) Exhibit “C” - Legal Claim Description

Part 2

PURCHASE AND SALE

Purchase and Sale

2.1 Subject to all of the terms and conditions of this Agreement, Rangefront shall sell and convey to Blue Eagle, and Blue Eagle shall purchase and accept from Rangefront, for the Purchase Price (as defined herein), the Claims. The purchase and sale shall be effective as of the Effective Date, however, conveyance of the Property shall not occur until the Closing Date.

Purchase Price

2.2 The purchase price for the Claims (the “Purchase Price”) shall be:

(a) County fees due within 90 days ($45 per Claim x 50 Claims) = $2,250 (payable by cash or cheque to “Esmeralda County Recorder” or a similar method of payment to Rangefront); and

(b) BLM fees, due within 90 days ($212 per Claim x 50 Claims) = $10,600

(c) Upon payment to the BLM (here within Section 2.2(b)), transfer fee ($20 per Claim x 50 Claims) = $1,000. Claims initially registered under “Rangefront Geological”.

(d) Staking fees of $7,500 to be paid (via cheque or wire to the bank address as indicated in Exhibit “B”) within 15 business days from the signing of this Agreement; and

(e) Issuance of 200,000 common shares of Blue Eagle stock to Rangefront within 15 business days from the date of the recording of the staked Claims with the County and BLM:

(f) All payments and county fees as indicated in Section 2.2 are non-refundable.

Other Expenditures

2.3 Subsequent to the Closing and transfer of title, annual BLM fees are due before August 31st, 2019 ($155 per Claim x 50 Claims) = $7,750

2.4 Subsequent to the Closing of this Agreement and available acreage at the time of Closing of this Agreement, Blue Eagle holds an exclusive option with Rangefront to acquire an additional 26 claims identified in the Area of Interest in Exhibit “A” in the Railroad Valley comprising 520 acres. The option is valid for 30 business days from the date of Closing of this Agreement.

2.5 Terms for the option under Section 2.4 of this Agreement will be $7,500 to be paid to Rangefront within 30 business days from the Closing of this Agreement and the issuance of 100,000 common shares of Blue Eagle stock to Rangefront within 15 business days from the date of the option exercise.

2.6 County and BLM fees relating to the option under Section 2.4 of this Agreement (520 acres) will be paid by Blue Eagle within 90 days of the original staking. This amount represents $6,682.

Royalties

2.7 In addition to the consideration described under section 2.2 above, Blue Eagle acknowledges and agrees that Rangefront shall reserve onto itself a royalty equal to a 1.0% royalty on revenues derived from the sale of lithium concentrate and other ores extracted from the Property. Blue Eagle shall have the right to buy 0.5% of the royalty at any time for $1,000,000.

Performance

2.5 Blue Eagle agrees to pay Rangefront $1,000,000 in cash upon completion of an inferred resource calculation that confirms the presence on the Property of a minimum 700,000 tonnes of lithium carbonate equivalent grading no lower than a 40 ppm Li grade average.

Part 3

Representations and warranties

Mutual Representations

3.1 Each Party represents and warrants to the other Party that:

(a) it is a legal entity duly incorporated and validly existing under the laws of its jurisdiction of organization and has power to carry on its business and to own its property and assets;

(b) it is not insolvent under the laws of the place of its establishment or incorporation and is able to pay its debts as they fall due;

(c) it has all requisite power and authority required to enter into this Agreement and each other document or instrument delivered in connection herewith and has all requisite power and authority to perform fully each and every one of its obligations hereunder;

(d) it has taken all internal actions necessary to authorize it to enter into this Agreement and its representative whose signature is affixed hereto is fully authorized to sign this Agreement and to bind such Party thereby;

(e) neither the entering into this Agreement nor the performance of the obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any provision of its constituent documents, articles or by-laws, or any law, regulation, rule, authorization or approval of any governmental authority, or of any contract or agreement, to which it is a party or is subject; and

(f) this Agreement and each other agreement, document or instrument delivered in connection herewith, when executed and delivered, will constitute, valid and legally binding obligations of each Party, enforceable in accordance with their respective terms.

Part 4

closing conditions

Rangefront’s Conditions

4.1 The obligation of Rangefront to close the transactions contemplated by this Agreement is, at Rangefront’s option, subject to satisfaction of the following conditions at or prior to Closing:

(a) The representations and warranties of Rangefront contained herein shall be true in all material respects at and as of the Closing as if such representations and warranties were made on and as of that date;

(b) Blue Eagle shall have performed in all material respects the obligations, covenants and agreements required by this Agreement to be performed and satisfied by Blue Eagle at or prior to the Closing; and

(c) No suit or action by any third party or governmental authority shall be pending or threatened which seeks to restrain or enjoin the consummation of the transaction contemplated by this Agreement.

Blue Eagle’s Conditions

4.2 The obligation of Blue Eagle to close the transactions contemplated by this Agreement is, at Blue Eagle’s option, subject to satisfaction of the following conditions at or prior to Closing:

(a) The representations and warranties of Rangefront contained herein shall be true in all material respects at and as of the Closing as if such representations and warranties were made on and as of that date;

(b) Rangefront shall have performed in all material respects the obligations, covenants and agreements required by this Agreement to be performed and satisfied by Rangefront at or prior to the Closing; and

(c) No suit or action by any third party or governmental authority shall be pending or threatened which seeks to restrain or enjoin the consummation of the transaction contemplated by this Agreement.

Exchange Acceptance

4.3 The obligations of Rangefront under this Agreement are subject to the acceptance for filing of this Agreement by the Exchange, if so required by the rules and policies of the Exchange. Blue Eagle agrees to use commercially reasonable efforts to assist Rangefront in obtaining Exchange acceptance of this Agreement, including signing and delivering or providing all such documents and information as may be reasonably required by the Exchange.

Part 5

Conditions Precedent

5.1 The terms and conditions of this Agreement, and the obligations of the Parties hereunder, are subject to receipt by Rangefront and Blue Eagle of all required corporate and regulatory approvals necessary to effect the Transaction, including but not limited to receipt by the Parties of written approval from the Exchange.

Part 6

CLOSING

Time and Place of Closing

6.1 Subject to satisfaction or waiver of the conditions set forth in Part 4, the Closing shall take place on APRIL _______, 2019 at the offices of Rangefront, or at such other time or place, or in such other manner, as the Parties may agree to in writing.

Closing Obligations

6.2 At Closing, Rangefront and Blue Eagle shall be required to perform as follows:

(a) Blue Eagle shall pay to Rangefront the portion of the Purchase Price that is due in cash by way of bank draft, certified cheque or bank wire at Closing,

(b) Rangefront and Blue Eagle shall execute and deliver all such other instruments and take such other actions as may be necessary to fully consummate the transactions contemplated by this Agreement.

Part 7

ASSUMPTION AND INDEMNIFICATION

Assumption and Indemnification by Blue Eagle

7.1 If Closing occurs, from and after the Closing Date, Blue Eagle assumes, as of the Effective Date, all of Rangefront’s obligations, responsibilities and liabilities with respect to the Property but excluding any matters for which Rangefront is obligated to indemnify Blue Eagle in Section 7.2. Blue Eagle agrees to indemnify, defend and hold Rangefront harmless from and against any and all claims, demands or causes of action arising out of or in connection with the ownership and operation of the Property from and after the Effective Date, and Blue Eagle’s breach of any representations, covenants, warranties or other agreements.

Indemnification by Rangefront

7.2 Rangefront agrees to indemnify, defend and hold Blue Eagle harmless from and against any and all claims, demands or causes of action arising out of or in connection with Blue Eagle’s breach of any representations, covenants, warranties or other agreements contained herein.

Part 8

TERMINATION

Termination

8.1 This Agreement and the transactions contemplated hereby may be terminated prior to Closing;

(a) By mutual agreement of the Parties; or

(b) By either Party, if there has been a material breach of covenant or agreement contained in this Agreement, on the part of the other Party, or the failure of a condition, and such breach of a covenant or agreement or failure of a condition has not been cured or waived by the Closing.

Effect of Termination

8.2 In the event of termination of this Agreement by mutual consent of the Parties pursuant to Section 8.1(a) above, this Agreement shall be void and there shall be no liability or obligation on the part of either Party.

8.3 If this Agreement is terminated by Blue Eagle pursuant to Section 8.1(b) above, and if Rangefront concurs with Blue Eagle that a material breach of covenant or agreement or failure of a condition has occurred and was not promptly cured, Rangefront shall have no liability to Blue Eagle and Blue Eagle shall have no liability to Rangefront.

8.4 If this Agreement is terminated by Rangefront pursuant to Section 8.1(b) and if Blue Eagle does not contest Rangefront’s termination under such section by written notification within seven (7) days, Rangefront shall be free to enjoy all rights of ownership of the Claims and to sell, transfer, encumber or otherwise dispose of the Claims to any party without any restriction under this Agreement.

Part 9

MISCELLANEOUS PROVISIONS

Force Majeure

9.1 In this §9.1, the term “event of force majeure” means any event the occurrence or subsistence of which prevents a party from performing any obligation described in this Agreement and which is not reasonably within the control of such Party, and includes, without limitation, an act of God, a governmental directive or restriction, a labour dispute, and an act of war or other unlawful act against public order or authority. Any Party which is at any time prevented by an event of force majeure from conducting any operation or activity, or from performing any obligation hereunder will promptly so notify the other Party, providing reasonable particulars of the event of force majeure and the operation, activity or obligation the conduct or performance of which is prevented thereby, and will take all such steps as may be reasonable in the circumstances to remedy such event of force majeure; provided, however, that no party will be required by the provisions hereof to settle any strike, lockout or other labour dispute on terms which it would not otherwise so settle. If either Party is at any time prevented by an event of force majeure from performing any obligation hereunder (other than an obligation to pay money), such obligation will, to the extent that its performance is prevented by such event of force majeure, be suspended for so long as the event of force majeure continues to prevent such performance, and the non-performance of such obligation to such extent during such period of suspension will not constitute a breach of default hereunder.

Confidentiality

9.2 The Parties will keep confidential from Third Parties all information obtained in the course of or as a result of any operations conducted pursuant to this Agreement or supplied by one Party to the other hereunder, except information which the Parties have expressly agreed to release. Each Party will take measures in connection with operations and internal security as will be advisable in the circumstances to maintain such confidentiality.

9.3 Each Party may issue a press release relating to any operation subject to this Agreement at any time and without the prior approval of the other Party if the press release is drafted and issued in accordance with all applicable laws, Regulations, regulatory authorities and stock exchanges having jurisdiction over the press release, the Parties, the Property, the Transaction and this Agreement. Notwithstanding each Party’s right to issue a press release at its sole discretion, each Party shall use its best efforts to consult with the other Party regarding the content of a press release prior to issuing it if the issuing Party has reason to believe that the press release could affect the other Party in a material way. For the purposes of this §9.3, “press release”, will include any release of information or dissemination to the public by the media including, without limitation, the press, internet, radio or television media or any one or more of them.

Notice

9.4 Any notice, consent, waiver, direction or other communication required or permitted to be given under this Agreement by a party will be in writing and will be delivered by hand to the party to which the notice is to be given at the following address or sent by facsimile to the following numbers or to such other address or facsimile number as will be specified by a party by like notice. Any notice, consent, waiver, direction or other communication aforesaid will, if delivered, be deemed to have been given and received on the date on which it was delivered to the address provided herein (if a Business Day or, if not, then the next succeeding Business Day) and if sent by facsimile be deemed to have been given and received at the time of receipt (if a Business Day or, if not, then the next succeeding Business Day) unless actually received after 4:00 p.m. (Vancouver time) at the point of delivery in which case it will be deemed to have been given and received on the next Business Day.

The address for sending notice to each Party will be as follows:

(a)        to Rangefront:

Rangefront Geological

1031 Railroad Street, Suite 102B

Elko, Nevada, 89801, USA

Attention: Brian Goss

(b)       to Blue Eagle:

Blue Eagle Lithium Inc.

2831 St Rose Parkway, Suite 200

Henderson, Nevada, 89052

Attention: Rupert Ireland

Any Party may at any time and from time to time notify the other parties in writing of a change of address and the new address to which notice will be given to it thereafter until further change.

Supersedes Prior Agreements

9.5 All the agreements, arrangements and understandings between the Parties hereto which are the subject matter of this Agreement are embodied in this Agreement and this document will supersede all prior agreements, arrangements and understandings and any modification or amendment hereof will not be valid or binding on the Parties unless made in writing and duly signed by or on behalf of that Party.

Laws and Regulations

9.6 This Agreement and the respective rights and obligations of the Parties created by it, will be subject to all applicable Regulations, and in the event that any of the provisions contained in this Agreement or the operations contemplated under it are found to be inconsistent with or contrary to any such Regulation, the Regulations will be deemed to control and this Agreement will be regarded as modified accordingly and as so modified will continue in full force and effect.

9.7 This Agreement will be interpreted and construed in accordance with the laws of the state of Nevada and the federal laws of the United States of America as applicable therein.

Further Assurances

9.8 Each of the Parties will from time to time and at all times do such further acts and execute and deliver all such further deeds and documents as will be reasonably required in order to fully perform and carry out the terms of this Agreement.

Inurement

9.9 Subject to the terms of this Agreement, this Agreement will be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

Time

9.10 Time will be of the essence in this Agreement.

Entire Agreement

9.11 This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and replaces all previous understandings and agreements, whether written or oral, between the parties with respect to the subject matter hereof.

No Partnership

9.12 This Agreement will not be construed for any purpose to give rise to a partnership, association or any other relationship in which the Parties hereto may be liable for the acts or omissions of the other Party hereto nor to constitute a Party, the agent or legal representative of the other Party and each Party will be individually and severely responsible only for its obligations as set out in this Agreement.

Waiver

9.13 No waiver by either Party of any default by the other Party in the performance of this Agreement will operate or be construed as a waiver of any future default or defaults by that Party whether of a like or of a different character.

Costs

9.14 Each Party will be solely responsible for all costs, expenses and fees of any nature, including but not limited to legal fees, payable by such Party in connection with the preparation and negotiation of this Agreement.

Counterpart Execution

9.15 This Agreement may be executed in separate counterparts and all of the executed counterparts (including facsimile copies thereof) will together constitute one instrument and have the same force and effect as if all executed counterparts were of the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute these presents on the day and year above first written.

RANGEFRONT GEOLOGICAL

Per:
Name:	Brian Goss
Title:	President

BLUE EAGLE LITHIUM INC.

Per:
Name:	Rupert Ireland
Title:	CEO and Director

EXHIBIT “A”

PROPERTY

This is Exhibit “A” to the Agreement for Purchase and Sale dated APRIL _______, 2019 between Rangefront Geological and Blue Eagle Lithium Inc. (the “Agreement”).

The 50 claims constitute the Property and represent 1,000 acres, located within the Railroad Valley basin and within the Area of Interest below. The 26 claims under the option provision as outlined in Section 2.4 of this Agreement represent 520 acres and are also located within this Area of Interest.

Initial 50 Claim Group
Claim Name	Owner(s)	Township	Range	Section

RR 11	Rangefront Consulting LLC	006 N	055 E	20
RR 12	Rangefront Consulting LLC	006 N	055 E	20
RR 13	Rangefront Consulting LLC	006 N	055 E	20
RR 14	Rangefront Consulting LLC	006 N	055 E	20
RR 15	Rangefront Consulting LLC	006 N	055 E	20
RR 16	Rangefront Consulting LLC	006 N	055 E	20
RR 17	Rangefront Consulting LLC	006 N	055 E	29
RR 18	Rangefront Consulting LLC	006 N	055 E	29
RR 19	Rangefront Consulting LLC	006 N	055 E	29
RR 20	Rangefront Consulting LLC	006 N	055 E	29
RR 21	Rangefront Consulting LLC	006 N	055 E	29
RR 22	Rangefront Consulting LLC	006 N	055 E	29
RR 23	Rangefront Consulting LLC	006 N	055 E	29
RR 24	Rangefront Consulting LLC	006 N	055 E	29

RR 25	Rangefront Consulting LLC	006 N	055 E	29
RR 26	Rangefront Consulting LLC	006 N	055 E	29
RR 27	Rangefront Consulting LLC	006 N	055 E	29
RR 28	Rangefront Consulting LLC	006 N	055 E	29
RR 29	Rangefront Consulting LLC	006 N	055 E	29
RR 30	Rangefront Consulting LLC	006 N	055 E	29
RR 31	Rangefront Consulting LLC	006 N	055 E	29
RR 32	Rangefront Consulting LLC	006 N	055 E	29
RR 33	Rangefront Consulting LLC	006 N	055 E	32
RR 34	Rangefront Consulting LLC	006 N	055 E	32
RR 35	Rangefront Consulting LLC	006 N	055 E	32
RR 36	Rangefront Consulting LLC	006 N	055 E	32
RR 37	Rangefront Consulting LLC	006 N	055 E	32
RR 38	Rangefront Consulting LLC	006 N	055 E	32
RR 39	Rangefront Consulting LLC	006 N	055 E	32
RR 40	Rangefront Consulting LLC	006 N	055 E	32
RR 41	Rangefront Consulting LLC	006 N	055 E	32
RR 42	Rangefront Consulting LLC	006 N	055 E	32
RR 43	Rangefront Consulting LLC	006 N	055 E	32
RR 44	Rangefront Consulting LLC	006 N	055 E	32
RR 45	Rangefront Consulting LLC	006 N	055 E	32

RR 46	Rangefront Consulting LLC	006 N	055 E	32
RR 47	Rangefront Consulting LLC	006 N	055 E	32
RR 48	Rangefront Consulting LLC	006 N	055 E	32
RR 59	Rangefront Consulting LLC	006 N	055 E	20
RR 60	Rangefront Consulting LLC	006 N	055 E	20
RR 61	Rangefront Consulting LLC	006 N	055 E	20
RR 62	Rangefront Consulting LLC	006 N	055 E	20
RR 63	Rangefront Consulting LLC	006 N	055 E	20
RR 64	Rangefront Consulting LLC	006 N	055 E	20
RR 65	Rangefront Consulting LLC	006 N	055 E	29
RR 66	Rangefront Consulting LLC	006 N	055 E	29
RR 67	Rangefront Consulting LLC	006 N	055 E	29
RR 68	Rangefront Consulting LLC	006 N	055 E	29
RR 69	Rangefront Consulting LLC	006 N	055 E	29
RR 70	Rangefront Consulting LLC	006 N	055 E	29

Additional 26 Claim Group
Claim Name	Owner(s)	Township	Range	Section
RR 71	Rangefront Consulting LLC	006 N	055 E	29
RR 72	Rangefront Consulting LLC	006 N	055 E	29
RR 73	Rangefront Consulting LLC	006 N	055 E	29
RR 74	Rangefront Consulting LLC	006 N	055 E	29
RR 75	Rangefront Consulting LLC	006 N	055 E	29

RR 76	Rangefront Consulting LLC	006 N	055 E	29
RR 77	Rangefront Consulting LLC	006 N	055 E	29
RR 78	Rangefront Consulting LLC	006 N	055 E	29
RR 79	Rangefront Consulting LLC	006 N	055 E	29
RR 80	Rangefront Consulting LLC	006 N	055 E	29
RR 81	Rangefront Consulting LLC	006 N	055 E	32
RR 82	Rangefront Consulting LLC	006 N	055 E	32
RR 83	Rangefront Consulting LLC	006 N	055 E	32
RR 84	Rangefront Consulting LLC	006 N	055 E	32
RR 85	Rangefront Consulting LLC	006 N	055 E	32
RR 86	Rangefront Consulting LLC	006 N	055 E	32
RR 87	Rangefront Consulting LLC	006 N	055 E	32
RR 88	Rangefront Consulting LLC	006 N	055 E	32
RR 89	Rangefront Consulting LLC	006 N	055 E	32
RR 90	Rangefront Consulting LLC	006 N	055 E	32
RR 91	Rangefront Consulting LLC	006 N	055 E	32
RR 92	Rangefront Consulting LLC	006 N	055 E	32
RR 93	Rangefront Consulting LLC	006 N	055 E	32
RR 94	Rangefront Consulting LLC	006 N	055 E	32
RR 95	Rangefront Consulting LLC	006 N	055 E	32
RR 96	Rangefront Consulting LLC	006 N	055 E	32

Location Map

(Property and Specific Claim Blocks Outlined in Grey)

EXHIBIT “B”

WIRE DETAILS FOR STAKING CLAIMS

This is Exhibit “B” to the Agreement for Purchase and Sale dated APRIL _____, 2019 between Rangefront Geological and Blue Eagle Lithium Inc. (the “Agreement”) and relates to the payment of staking claims, County and BLM fees as per Section 2.2.

Receiver Name:	Rangefront Consulting, LLC
Address:	1031 Railroad Street, Suite 102B
Elko, Nevada, 89801, USA

Electronic Payment Information
Bank Information	Business Physical Address	Business Mailing Address

Wells Fargo Bank, N.A. 405 Idaho Street Elko, NV 89801 USA 775-738-2134 Account #: 0202538252 Routing #: 121000248 Swift#: WFBIUS6S	Rangefront Consulting, LLC 1031 Railroad St. Suite 102B Elko, NV 89801	Rangefront Consulting, LLC PO Box 2543 Elko, NV 89803

EXHIBIT “C”

LEGAL CLAIM DESCRIPTION

50 PLACER CLAIMS

This is Exhibit “C” to the Agreement for Purchase and Sale dated APRIL ________, 2019 between Rangefront Geological and Blue Eagle Lithium Inc. (the “Agreement”) and relates to the legal claim description of the property located in Railroad Valley, Nevada, USA. Also included are the 26 claims under the option provision as specified in Section 2.4 of this Agreement.

Claim Name	Owner(s)	Township	Range	Section

RR 11	Rangefront Consulting LLC	006 N	055 E	20
RR 12	Rangefront Consulting LLC	006 N	055 E	20
RR 13	Rangefront Consulting LLC	006 N	055 E	20
RR 14	Rangefront Consulting LLC	006 N	055 E	20
RR 15	Rangefront Consulting LLC	006 N	055 E	20
RR 16	Rangefront Consulting LLC	006 N	055 E	20
RR 17	Rangefront Consulting LLC	006 N	055 E	29
RR 18	Rangefront Consulting LLC	006 N	055 E	29
RR 19	Rangefront Consulting LLC	006 N	055 E	29

RR 20	Rangefront Consulting LLC	006 N	055 E	29
RR 21	Rangefront Consulting LLC	006 N	055 E	29
RR 22	Rangefront Consulting LLC	006 N	055 E	29
RR 23	Rangefront Consulting LLC	006 N	055 E	29
RR 24	Rangefront Consulting LLC	006 N	055 E	29
RR 25	Rangefront Consulting LLC	006 N	055 E	29
RR 26	Rangefront Consulting LLC	006 N	055 E	29
RR 27	Rangefront Consulting LLC	006 N	055 E	29
RR 28	Rangefront Consulting LLC	006 N	055 E	29
RR 29	Rangefront Consulting LLC	006 N	055 E	29
RR 30	Rangefront Consulting LLC	006 N	055 E	29
RR 31	Rangefront Consulting LLC	006 N	055 E	29
RR 32	Rangefront Consulting LLC	006 N	055 E	29
RR 33	Rangefront Consulting LLC	006 N	055 E	32
RR 34	Rangefront Consulting LLC	006 N	055 E	32
RR 35	Rangefront Consulting LLC	006 N	055 E	32
RR 36	Rangefront Consulting LLC	006 N	055 E	32
RR 37	Rangefront Consulting LLC	006 N	055 E	32
RR 38	Rangefront Consulting LLC	006 N	055 E	32
RR 39	Rangefront Consulting LLC	006 N	055 E	32
RR 40	Rangefront Consulting LLC	006 N	055 E	32
RR 41	Rangefront Consulting LLC	006 N	055 E	32

RR 42	Rangefront Consulting LLC	006 N	055 E	32
RR 43	Rangefront Consulting LLC	006 N	055 E	32
RR 44	Rangefront Consulting LLC	006 N	055 E	32
RR 45	Rangefront Consulting LLC	006 N	055 E	32
RR 46	Rangefront Consulting LLC	006 N	055 E	32
RR 47	Rangefront Consulting LLC	006 N	055 E	32
RR 48	Rangefront Consulting LLC	006 N	055 E	32
RR 59	Rangefront Consulting LLC	006 N	055 E	20
RR 60	Rangefront Consulting LLC	006 N	055 E	20
RR 61	Rangefront Consulting LLC	006 N	055 E	20
RR 62	Rangefront Consulting LLC	006 N	055 E	20
RR 63	Rangefront Consulting LLC	006 N	055 E	20
RR 64	Rangefront Consulting LLC	006 N	055 E	20
RR 65	Rangefront Consulting LLC	006 N	055 E	29
RR 66	Rangefront Consulting LLC	006 N	055 E	29
RR 67	Rangefront Consulting LLC	006 N	055 E	29
RR 68	Rangefront Consulting LLC	006 N	055 E	29
RR 69	Rangefront Consulting LLC	006 N	055 E	29
RR 70	Rangefront Consulting LLC	006 N	055 E	29
RR 71	Rangefront Consulting LLC	006 N	055 E	29
RR 72	Rangefront Consulting LLC	006 N	055 E	29

RR 73	Rangefront Consulting LLC	006 N	055 E	29
RR 74	Rangefront Consulting LLC	006 N	055 E	29
RR 75	Rangefront Consulting LLC	006 N	055 E	29
RR 76	Rangefront Consulting LLC	006 N	055 E	29
RR 77	Rangefront Consulting LLC	006 N	055 E	29
RR 78	Rangefront Consulting LLC	006 N	055 E	29
RR 79	Rangefront Consulting LLC	006 N	055 E	29
RR 80	Rangefront Consulting LLC	006 N	055 E	29
RR 81	Rangefront Consulting LLC	006 N	055 E	32
RR 82	Rangefront Consulting LLC	006 N	055 E	32
RR 83	Rangefront Consulting LLC	006 N	055 E	32
RR 84	Rangefront Consulting LLC	006 N	055 E	32
RR 85	Rangefront Consulting LLC	006 N	055 E	32
RR 86	Rangefront Consulting LLC	006 N	055 E	32
RR 87	Rangefront Consulting LLC	006 N	055 E	32
RR 88	Rangefront Consulting LLC	006 N	055 E	32
RR 89	Rangefront Consulting LLC	006 N	055 E	32
RR 90	Rangefront Consulting LLC	006 N	055 E	32
RR 91	Rangefront Consulting LLC	006 N	055 E	32
RR 92	Rangefront Consulting LLC	006 N	055 E	32
RR 93	Rangefront Consulting LLC	006 N	055 E	32
RR 94	Rangefront Consulting LLC	006 N	055 E	32
RR 95	Rangefront Consulting LLC	006 N	055 E	32
RR 96	Rangefront Consulting LLC	006 N	055 E	32